Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	27-Dec-04

		Original	Beginning				Interest		Ending
		Certificate	Certificate	Principal	Interest	Realized Loss	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
A-1	437084BE5	$470,000,000.00	$370,038,517.72	$19,831,154.22	$780,678.48	N/A	$0.00	$20,611,832.70	$350,207,363.50
A-2	437084BF2	$75,000,000.00	$57,884,152.20	$4,709,503.85	$123,116.38	N/A	$0.00	$4,832,620.23	$53,174,648.35
A-3	437084BG0	$100,000,000.00	$71,473,586.98	$7,849,173.08	$145,250.21	N/A	$0.00	$7,994,423.29	$63,624,413.90
A-4	437084BH8	$25,000,000.00	$25,000,000.00	$0.00	$55,541.67	N/A	$0.00	$55,541.67	$25,000,000.00
A-IO-1	437084BJ4	$271,350,000.00	$212,380,484.04	$0.00	$1,691,254.64	N/A	$0.00	$1,691,254.64	$199,262,602.43
A-IO-2	437084BS4	$766,000,000.00	$565,000,000.00	$0.00	$0.00	N/A	$0.00	$0.00	$541,000,000.00
A-IO-S	437084BU9	$800,000,050.00	$664,063,953.42	$0.00	$168,078.22	N/A	$0.00	$168,078.22	$632,946,440.13
M-1	437084BL9	$46,000,000.00	$46,000,000.00	$0.00	$107,346.11	$0.00	$0.00	$107,346.11	$46,000,000.00
M-2	437084BM7	$42,000,000.00	$42,000,000.00	$0.00	$122,243.33	$0.00	$0.00	$122,243.33	$42,000,000.00
M-3	437084BN5	$8,000,000.00	$8,000,000.00	$0.00	$24,662.22	$0.00	$0.00	$24,662.22	$8,000,000.00
B-1	437084BP0	$12,000,000.00	$12,000,000.00	$0.00	$39,060.00	$0.00	$0.00	$39,060.00	$12,000,000.00
B-2	437084BQ8	$10,000,000.00	$10,000,000.00	$0.00	$33,841.67	$0.00	$0.00	$33,841.67	$10,000,000.00
B-3	437084BR6	$12,000,000.00	$12,000,000.00	$0.00	$56,110.00	$0.00	$0.00	$56,110.00	$12,000,000.00
X	437084BW5	$800,000,050.00	$664,063,953.42	$0.00	$4.99	N/A	$0.00	$4.99	$632,946,440.13
R	437084BK1	$50.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
Total		$800,000,050.00	$654,396,256.90	$32,389,831.15	$3,347,187.92	$0.00	$0.00	$35,737,019.07	$622,006,425.75
(1) Classes A-IO-1, A-IO-2, A-IO-S and X are IO Certs, and the Balances reflected for these Certs are Notional Amounts

			Interest		Ending		Current
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
A-1	$42.19394515	$1.66101804	$0.00000000	$43.85496319	$745.12205000	A-1	2.45000%
A-2	$62.79338467	$1.64155173	$0.00000000	$64.43493640	$708.99531133	A-2	2.47000%
A-3	$78.49173080	$1.45250210	$0.00000000	$79.94423290	$636.24413900	A-3	2.36000%
A-4	$0.00000000	$2.22166680	$0.00000000	$2.22166680	$1,000.00000000	A-4	2.58000%
A-IO-1	$0.00000000	$6.23274236	$0.00000000	$6.23274236	$734.33794888	A-IO-1	5.82000%
A-IO-2	$0.00000000	$0.00000000	$0.00000000	$0.00000000	$706.26631854	A-IO-2	0.00000%
A-IO-S	$0.00000000	$0.21009776	$0.00000000	$0.21009776	$791.18300071	A-IO-S	0.30373%
M-1	$0.00000000	$2.33361109	$0.00000000	$2.33361109	$1,000.00000000	M-1	2.71000%
M-2	$0.00000000	$2.91055548	$0.00000000	$2.91055548	$1,000.00000000	M-2	3.38000%
M-3	$0.00000000	$3.08277750	$0.00000000	$3.08277750	$1,000.00000000	M-3	3.58000%
B-1	$0.00000000	$3.25500000	$0.00000000	$3.25500000	$1,000.00000000	B-1	3.78000%
B-2	$0.00000000	$3.38416700	$0.00000000	$3.38416700	$1,000.00000000	B-2	3.93000%
B-3	$0.00000000	$4.67583333	$0.00000000	$4.67583333	$1,000.00000000	B-3	5.43000%
X	$0.00000000	$0.00000624	$0.00000000	$0.00000624	$791.18300071	R	2.47000%
R	$0.00000000	$0.00000000	$0.00000000	$0.00000000	$0.00000000	LIBOR	2.18000%

Please contact the Bondholder Relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	27-Dec-04

		GROUP 1	GROUP 2	TOTAL
(i)	Principal Distributions:
	Beginning Balance	467,696,252.16	196,367,701.26	664,063,953.42
	Scheduled Principal	381,089.42	138,693.02	519,782.44
	Prepayments (Includes Curtailments)	18,671,069.33	11,926,661.52	30,597,730.85
	Net Liquidation Proceeds	0.00	0.00	0.00
	Loan Purchase Prices	0.00	0.00	0.00
	Total Principal Remittance	19,052,158.75	12,065,354.54	31,117,513.29
	Net Realized Losses	0.00	0.00	0.00
	Ending Balance	448,644,093.41	184,302,346.72	632,946,440.13
	Ending Count	3,274	986	4,260

(ii)	Aggregate Ending Collateral Balance	448,644,093.41	184,302,346.72	632,946,440.13

(iii)	Ending Overcollateralization Amount	10,940,014.38

(iv)	Prefunding Account:
	Beginning Balance	0.00	0.00	0.00
	Subsequent Transfer	0.00	0.00	0.00
	Added to available certificate principal	0.00	0.00	0.00
	Amount on Deposit in Prefunding Account	0.00	0.00	0.00

(v)	Interest Distributions:
	Scheduled Interest - Net of Serv Fee & LPMI & Dividend Rewards	2,800,615.04	1,168,854.87	3,969,469.91
	Less Relief Act Interest Shortfall	0.00	0.00	0.00
	Less Net Prepayment Interest Shortfall	0.00	0.00	0.00
		2,800,615.04	1,168,854.87	3,969,469.91
(vi)	Capitalized Interest Account:
	Beginning Balance			0.00
	less: Capitalized Interest Requirement	0.00	0.00	0.00
	less: Withdrawal of Overfunded Interest Amount to Depositor			0.00
	Ending Balance			0.00

(vii)	Servicing Fee	75,023.07	33,592.02	108,615.09
	Trustee Fee	1,442.06	605.47	2,047.53
	Credit Risk Manager Fee	6,430.82	2,700.06	9,130.88
	Dividend Rewards	0.00	0.00	0.00
	Excess Servicing Fee	119,850.37	48,227.86	168,078.22

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	27-Dec-04

(viii)	Advances	Current Aggregate Advances as of determination date	1,549,793.33
		Outstanding Aggregate Advances as of end of prior calendar month	2,471,224.65

(ix)	Has Ocwen failed the Termination Test?	NO

(x)	Delinquency Information

	30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
	Count	Balance	Count	Balance	Count	Balance
Group 1	113	14,151,426.03	41	5,343,431.27	25	3,112,758.65
Group 2	40	6,725,916.31	12	1,772,103.51	7	683,437.15
Total	153	20,877,342.34	53	7,115,534.78	32	3,796,195.80
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

	Outstanding Loans		Foreclosure		Bankruptcy		REO
	Count	Balance	Count	Balance	Count	Balance	Count	Balance	Market Value
Group 1	3,274	448,644,093.41	56	6,909,283.22	18	2,386,159.18	1	197,521.98	249,000.00
Group 2	986	184,302,346.72	25	4,091,907.33	6	987,229.41	2	229,391.80	289,000.00
Total	4,260	632,946,440.13	81	11,001,190.55	24	3,373,388.59	3	426,913.78	538,000.00

(xi)	Number of Loans for which Prepayment Premiums were collected	133
	Principal Balance of Loans for which Prepayment Premiums were collected	23,234,007.69
	Current amount of Prepayment Premiums	661,209.29

(xii)	Current Delinquency Rate (60+days)	4.06246%
	Rolling Three Month Delinquency Rate (60+days)	3.53043%

(xiii)	Number of Loans Repurchased	0
	Principal Balance of Loans Repurchased	0.00

(xiv)	Realized Losses incurred during the related Due Period	0.00
	Cumulative Realized Losses since Startup Day	76.43

(xv)	Weighted Average Term to Maturity of Mortgage Loans	345
	Weighted Average Gross Coupon of Mortgage Loans	7.37400%
	Weighted Average Net Coupon of Mortgage Loans	6.84674%

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	27-Dec-04

(xvi)	Aggregate number of Mortgage Loans in the pool	4,260

(xvii)	Insured Payment on Class A	0.00

(xviii)	Senior Enhancement Percentage	21.03227%

(xix)	Net Excess Spread	2.44353%

(xx)	Deposit to Basis Risk Reserve Fund	0.00
	Basis Risk Reserve Fund Balance	5,000.00

(xxi)	Interest Rate Cap Account
	Beginning Balance	776,717.88
	Deposits	237,955.81
	Withdrawals	0.00
	Ending Balance	1,014,673.69

Target Amount for the preceding Distribution Date	2,332,304.23